UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2024

PHOENIX MOTOR INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41414	85-4319789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Lakeview Loop Anaheim, CA	92807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 987-0815

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0004 per share	PEV	NASDAQ Capital Market

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K of Phoenix Motor Inc. (the “Company”) filed on January 17, 2024 (the “Initial 8-K”), which reported that the Company completed its acquisition (the “Acquisition”) from Proterra, Inc. and its subsidiary, Proterra Operating Company, Inc. (collectively, “Proterra”), of substantially all of the assets of the Proterra Transit business line (“Proterra Transit Business Unit”), to include the audited financial statements and pro forma financial information required by Item 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited financial statements of the Proterra Transit Business Unit for the years ended December 31, 2023 and December 31, 2022 are filed herewith as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated financial information of the Company (giving effect to the Acquisition) as of December 31, 2023 and for the years ended December 31, 2023 and December 31, 2022 (the “Unaudited Pro Forma Financial Information”), is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference.

The Unaudited Pro Forma Financial Information is presented for illustrative purposes only and is not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that would have been reported had the Acquisition been completed as of the dates presented in the Unaudited Pro Forma Financial Information. The Unaudited Pro Forma Financial Information should not be taken as a representation of the Company’s future consolidated results of operations or financial condition. The pro forma adjustments in the Unaudited Pro Forma Financial Information are based on available information and certain assumptions that management believes are reasonable under the circumstances.

(d)  Exhibits.

Exhibit No.	Description
23.1	Consent of Ping Xie, CPA LLC.
99.1	Audited financial statements of the Proterra Transit and Battery Leasing Business for the years ended December 31, 2023 and December 31, 2022.
99.2	Unaudited Pro Forma Condensed Combined Balance Sheet of Phoenix Motor Inc. as of December 31, 2023 and Unaudited Pro Forma Condensed Combined Statements of Income for the years ended December 31, 2023 and December 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX MOTOR INC.

Dated: April 9, 2024

	By:	/s/ Denton Peng
Name: Denton Peng
Title: Chief Executive Officer and Chairman of the Board

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